                                                                    EXHIBIT 10.1

                              FORBEARANCE AGREEMENT

         This Forbearance Agreement (this "FORBEARANCE") is dated as of June 29, 2001, and is entered into by and among VIASOURCE COMMUNICATIONS, INC. (formerly known as the RTK GROUP, INC.; hereinafter the "BORROWER"), certain Subsidiaries (as defined in the Credit Agreement, defined below) of the Borrower signatory hereto (collectively, the "SUBSIDIARIES"), and GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors and assigns, the "LENDER").

                                    RECITALS:

         WHEREAS, Lender and Borrower are parties to that certain Amended and Restated Credit Agreement dated as of March 10, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), and that certain Borrower Security Agreement dated as of September 7, 1999, as amended by that certain Amendment No. 1 to Borrower Security Agreement dated as of March 10, 2000 (as further amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"); and

         WHEREAS, Lender and Subsidiaries are parties to that certain Subsidiary Guaranty dated as of September 7, 1999, as ratified and confirmed by that certain Confirmation of Guaranty dated as of March 10, 2000 (as further amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY") guaranteeing all of the Obligations (as defined in the Credit Agreement) of Borrower to Lender, and that certain Subsidiary Security Agreement dated as of September 7, 1999, as amended by that certain Amendment No. 1 to Subsidiary Security Agreement (as further amended, restated, supplemented or otherwise modified from time to time, the "SUBSIDIARY SECURITY AGREEMENT") granting to Lender a security interest in all Collateral to secure the Obligations (as defined in the Credit Agreement) of Borrower to Lender; and

         WHEREAS, Lender and Communications Resources Incorporated, a Delaware corporation and a Subsidiary of Borrower are parties to that certain Pledge Agreement dated as of September 7, 1999, as amended by that certain Amendment No. 1 to Pledge Agreement dated as of March 10, 2000 (as further amended, restated, supplemented or otherwise modified from time to time, the "COMMUNICATIONS PLEDGE"), pledging all of its stock and other equity interests in the Pledged Collateral (as defined in the Communications Pledge) to secure the Obligations (as defined in the Credit Agreement) of Borrower to Lender; and

         WHEREAS, Lender and Viasource Holdings, Inc., a Delaware corporation and a Subsidiary of Borrower are parties to that certain Pledge Agreement dated as of September 7, 1999, as amended by that certain Amendment No. 1 to Pledge Agreement dated as of March 10, 2000 (as further amended, restated, supplemented or otherwise modified from time to time, the "HOLDINGS PLEDGE") pledging all of its stock and other equity interests in the Pledged Collateral (as defined in the Holdings Pledge) to secure the Obligations (as defined in the Credit Agreement) of Borrower to Lender; and



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         WHEREAS, as a result of Borrower's failure to perform its Obligations
(as defined therein) under the Credit Agreement, certain Defaults and Events of Default have occurred and are continuing under the Credit Agreement; and

         WHEREAS, Borrower has requested that Lender forbear from the exercise of its rights and remedies available to it under the Credit Agreement and the other Loan Documents as a result of the Term Loan Default (as defined below) and Lender is willing to forbear from enforcing such rights and remedies arising because of the Term Loan Default, for a limited period of time, and provided that Borrower and Subsidiaries comply with the terms and conditions of this Forbearance; and

         WHEREAS, the outstanding indebtedness of Borrower to Lender under the Credit Agreement as of the date hereof totals the sum of (i) the principal balance of the Term Loan of $14,062,500.00, plus (ii) the principal balance of the Revolving Loan (including issued and outstanding Letters of Credit) of $23,795,636.79, plus (iii) interest accrued but unpaid of $1,254,810.72, plus
(iv) costs, expenses and other fees and charges as provided in the Credit Agreement in the approximate amount of $1,005,000.00 (hereinafter, the sum of the foregoing amounts shall collectively be referred to as the "INDEBTEDNESS AMOUNT").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

         1.1 All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement unless the context clearly requires otherwise.

         1.2 The following terms used in this Forbearance shall have the meanings set forth below:

         "CREDIT PARTIES" means the Borrower and its Subsidiaries.

         "FORBEARANCE DEFAULT" means (a) the occurrence of any Default or Event of Default other than the Term Loan Default; (b) the failure of Borrower or any other Credit Party to comply with any term, condition or covenant set forth in this Forbearance, (c) any representation made by Borrower under or in connection with this Forbearance shall prove to be materially false or misleading as of the date when made, or (d) the filing of any petition (voluntary or involuntary) under the insolvency or bankruptcy laws of the United States or any state with respect to Borrower or the other Credit Parties.

         "TERMINATION DATE" means the earlier to occur of (a) 5:00 p.m. Eastern time on July 16, 2001 or (b) the date upon which a Forbearance Default occurs.



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         "TERM LOAN DEFAULT" means Borrower's failure to pay the scheduled mandatory prepayment due June 25, 2001 in the amount of $468,750.00 with respect to the Term Loan (the "JUNE TERM LOAN PAYMENT") pursuant to Section 2.4(e) of the Credit Agreement.

                         SECTION 2. AGREEMENT TO FORBEAR

         2.1 Provided that no Forbearance Default occurs, Lender hereby agrees to refrain, through the Termination Date, from exercising any of its rights and remedies under the Credit Agreement or any of the other Loan Documents that may exist by virtue of the Term Loan Default.

         2.2 Nothing in this Forbearance shall be construed as a waiver of or acquiescence to any other Default or Event of Default which shall continue in existence subject only to the agreement of Lender, as set forth herein, not to enforce its remedies for a limited period of time with respect to the Term Loan Default. Except as expressly provided herein, the execution and delivery of this Forbearance shall not: (a) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Loan Documents; (b) extend the terms of the Credit Agreement or the due date of any of the Obligations thereunder or in any other Loan Document; (c) give rise to any obligation on the part of Lender to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (d) give rise to any defenses or counterclaims to the right of Lender to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents. Except as expressly limited herein, Lender hereby expressly reserves all of its rights and remedies under the Loan Documents and under applicable law with respect to the Term Loan Default. From and after the Termination Date, Lender shall be entitled to enforce the Loan Documents according to the original terms thereof.

                    SECTION 3. REPRESENTATIONS AND WARRANTIES

         In consideration of the limited agreement of Lender to forbear from the exercise of its rights and remedies as set forth above, the Credit Parties hereby represent and warrant to Lender as of the date hereof as follows:

         3.1 The execution, delivery and performance of this Forbearance by the Credit Parties are within their corporate, limited liability or partnership, as the case may be, powers and the same has been duly authorized by all necessary corporate, limited liability or partnership, as the case may be, actions, and this Forbearance constitutes a valid and legally binding agreement enforceable against the Credit Parties in accordance with its terms.

         3.2 All Loan Documents (as the same may be amended, restated, supplemented or otherwise modified from time to time) including, without limitation, the Credit Agreement, the Security Agreement, the Guaranty, the Subsidiary Security Agreement, the Communications Pledge and the Holdings


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Pledge, constitute valid and legally binding obligations of the Credit Parties enforceable against the Credit Parties in accordance with the terms thereof and as amended hereby.

                       SECTION 4. COVENANTS AND AGREEMENTS

         In order to induce Lender to forbear from the exercise of its rights and remedies as set forth above, Borrower (on behalf of itself and each other Credit Party) hereby covenants and agrees with Lender as follows, and, unless otherwise indicated, such covenants and agreements shall expressly survive the Termination Date hereof:

         4.1 Borrower and the other Credit Parties acknowledge and agree that the Term Loan Default has occurred and is continuing and shall not be deemed to be waived, cured or eliminated by this Forbearance. Borrower agrees that Lender shall not be required to issue any notices otherwise required by the Credit Agreement or the Loan Documents with respect to the Term Loan Default during the term of this Forbearance.

         4.2 Borrower agrees to pay the June Term Loan Payment in full to Lender on July 16, 2001.

         4.3 Borrower and the other Credit Parties shall, upon reasonable notice from Lender, make their officers and other management personnel available for meetings with Lender and Lender's agents, including, without limitation, any auditors, consultants, appraisers, investment bankers or other professionals engaged by Lender to analyze the financial condition, property and assets and operations of Borrower and the other Credit Parties. Borrower acknowledges and agrees that all fees, costs and expenses incurred by Lender in connection with the engagement of such auditors, consultants, appraisers, investment bankers and other professionals shall constitute a part of the Obligations that will be secured by the Collateral and shall be payable upon demand by Lender.

         4.4 Commencing July 2, 2001, Borrower agrees to deliver to Lender, in addition to the financial reporting requirements required under the Credit Agreement, (a) a rolling thirteen (13) week, weekly cash forecast by line item for Borrower's and the other Credit Parties' operations (all such forecasts shall be in form and substance acceptable to Lender), together with a comparison of actual payments and budgeted line items for the previous week, and (b) a "flash" report. Borrower shall continue to deliver each of the foregoing reports to Lender on a weekly basis thereafter.

         4.5 Lender agrees to continue to make available to the Borrower Revolving Advances pursuant to Section 2 of the Credit Agreement, as modified by this Forbearance. Borrower acknowledges that it shall have no right to borrow LIBOR Rate Loans under the Credit Agreement and that it shall only be entitled to request Revolving Advances to be made as Base Rate Loans, provided that the total outstanding amount of all Revolving Loans (including Letter of Credit Obligations incurred on behalf of the Borrower or any other Credit Party) in the



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aggregate, shall not exceed Lender's Revolving Commitment of $25,000,000.00, and shall be subject to satisfaction of the terms and conditions hereunder.

         4.6 Borrower shall pay to Lender an additional forbearance fee equal to fifteen percent (15%) per each $100,000.00 of incremental Revolving Advances made by Lender or Letter of Credit issuances in favor of Borrower or any other Credit Party (the "CREDIT FEE"). Each such Credit Fee, upon the making of such Revolving Advance or issuance of such Letter of Credit, shall be fully earned on the date upon which the same is advanced or issued, and all Credit Fees, in the aggregate, shall be due and payable by Borrower to Lender on the earlier to occur of (a) the Termination Date under the Credit Agreement, or (b) March 31, 2002. In addition to the Credit Fee, Borrower shall, for each $100,000.00 of incremental Revolving Advances made by Lender or Letter of Credit issued for the account of Borrower or any other Credit Party, issue to Lender warrants equal to one percent (1%) of Borrower's common stock (the "FORBEARANCE WARRANTS") exercisable by Lender for $0.01 per share and upon terms and conditions substantially similar to that certain Warrant to purchase Common Stock of Viasource Communications, Inc. in favor of Lender and dated as of September 7, 1999 (the "ORIGINAL WARRANT"). Such Forbearance Warrants shall be issued on the date on which Lender makes such Revolving Advance or issues such Letter of Credit and shall be immediately delivered to Lender, PROVIDED, HOWEVER, that commencing on the thirtieth (30th) day from the date hereof, and on each thirtieth (30th) day thereafter, through and including the date that is ninety
(90) days from the date hereof, that the Subordinated Capital (as defined below) is not received by the Borrower, the face value of the Forbearance Warrants issued after such date shall be increased to an additional one percent (1%) for each $100,000.00 in incremental Revolving Advances or issuance of any Letter of Credit, but at no time shall such Forbearance Warrants, in the aggregate, exceed fifteen percent (15%) of the common stock of the Borrower, and PROVIDED, FURTHER, that if Borrower has satisfied SECTION 4.7 below and received the proceeds of such Subordinated Capital, Borrower shall be entitled to cancel any Forbearance Warrants issued in accordance with this SECTION 4.6 and issue to Lender a new Forbearance Warrant equal to a flat rate of two percent (2%) of Borrower's common stock exercisable by Lender for $0.01 per share and upon terms and conditions substantially similar to the Original Warrant in replacement and full satisfaction thereof.

         4.7 Borrower agrees that on or before September 28, 2001, Borrower shall have received the proceeds of a subordinated capital investment (the "SUBORDINATED CAPITAL") in the Borrower by a third party in an amount not less than $5,000,000.00 on terms and conditions satisfactory to Lender and its counsel.

         4.8 Borrower agrees to engage William S. Mackenzie of Cloyses Partners, or any other third party mutually satisfactory to Lender and Borrower, as Chief Restructuring Officer (the "CHIEF RESTRUCTURING OFFICER") with such duties, responsibilities and job description, for a period of time, and for such fee as may be mutually acceptable to Borrower and Lender. Upon engagement of such Chief Restructuring Officer, such Person shall not be discharged without the prior written consent of Lender. Borrower agrees to cooperate fully, and cause its officers, employees, accountants, consultants and other agents to cooperate fully, in furnishing information as and when reasonably requested by Lender or Chief Restructuring Officer regarding the Collateral and the affairs, finances, financial condition and business operations of the Credit Parties. Borrower authorizes Lender and Chief Restructuring Officer to meet and/or have discussions with any of Borrower's or any Credit Party's officers, employees, accountants, consultants and other agents from time to time to discuss any


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matters regarding the Collateral and the affairs, finances, financial condition and business operations of the Credit Parties, and shall direct and authorize all such persons and entities to fully disclose to Lender and Chief Restructuring Officer all information reasonably requested by Lender or Chief Restructuring Officer regarding such Collateral and finances, financial conditions and business operations of the Credit Parties. Borrower waives and releases any such officer, employee, accountant, consultant or other agent from the operation and provisions of any confidentiality agreement with Borrower or any Credit Party to which such agent is a party so that such agent is not prohibited from providing information to Lender or Chief Restructuring Officer. Borrower and the other Credit Parties shall promptly, when and as requested by Lender or Chief Restructuring Officer, provide Lender and Chief Restructuring Officer with access to the original books and records of any Credit Party and permit Lender and Chief Restructuring Officer to make copies thereof.

         4.9 Borrower acknowledges that notwithstanding the foregoing or any other provision herein which may be construed to the contrary, although at this time, Lender has elected not to charge interest at the default rate set forth in the Credit Agreement, the Lender reserves the right to do so at any time including, without limitation, at any time during the period of this Forbearance or after the termination hereof, which default rate of interest could be charged retroactively to the date of the Term Loan Default.

         4.10 Borrower shall not at any time make any payment on account of any principal, interest, fees or other charges accrued on any Subordinated Indebtedness.

         4.11 Borrower shall continue to make full and complete disclosure of all material aspects of its financial condition and business operations of itself and the other Credit Parties, to Lender.

         4.12 On or before July 9, 2001, Borrower shall deliver to Lender or any other collateral agent that Lender may designate, titles to all vehicles owned by Borrower or any other Credit Party for perfection purposes pursuant to the Security Agreement or the Subsidiary Security Agreement, as the case may be.

         4.13 Borrower shall continue to perform and observe all terms and conditions contained in the Loan Documents that are not specifically mentioned in this Forbearance as an existing Default or Events of Default.

         4.14 This Forbearance is intended to be a further accommodation by Lender to Borrower and the other Credit Parties. In consideration of all such accommodations, and acknowledging that Lender will be specifically relying on the following provisions as a material inducement in entering into this Forbearance, Borrower and each other Credit Party agrees, in addition to and without limiting any of Lender's other rights or remedies under the Credit Agreement, other Loan Documents and applicable law, for good and valuable



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consideration provided herein, Borrower and each other Credit Party hereby release and discharge Lender and its respective agents, servants, employees, directors, officers, attorneys, accountants, affiliates, representatives, receivers, trustees, subsidiaries, predecessors, successors and assigns (collectively, the "RELEASED PARTIES") from all claims, damages, losses, demands, liabilities, obligations, actions and causes of action whatsoever (whether arising in contract or in tort, and whether at law or in equity), which Borrower and each other Credit Party may now have or claim to have against the Released Parties, whether known or unknown, matured or contingent, liquidated or unliquidated, arising from, in connection with, or in any way concerning or relating to the Credit Agreement or other Loan Documents, except acts after the execution and delivery of this Forbearance. In connection with such release and discharge, Borrower and each other Credit Party specifically and expressly waive all claims that Borrower and each other Credit Party does not know or suspect to exist in its favor at the time of executing this Forbearance. In connection with a bankruptcy or similar proceeding initiated by or against Borrower or any Credit Party: (i) Lender will be entitled to immediate relief from the automatic stay and all other stays and injunctions without further notice, hearing or order of court so that Lender will be able immediately to exercise all or any of its rights and remedies in the Loan Agreement, other Loan Documents and applicable law, including, but not limited to, the commencement and consummation of a foreclosure on any or all of the Collateral; (ii) Neither Borrower nor any other Credit Party will seek or support an effort by any other party to obtain an injunction, judgment or any other type of order staying or delaying Lender from proceeding with any one or more of its rights or remedies under its Loan Agreement, other Loan Documents and applicable law; (iii) Neither Borrower nor any other Credit Party will seek to use Lender's cash collateral over its objection nor contest any motion, application or other pleadings filed by or on behalf of Lender in any court of competent jurisdiction seeking enforcement of the terms of this Section; (iv) Borrower and the other Credit Parties will cooperate with Lender so that Lender can promptly enforce its rights as set forth in its Loan Agreement and other Loan Documents; and (v) Neither Borrower nor any other Credit Party will request or consent to (A) the imposition of any lien superior to those of Lender in the Collateral under its Loan Agreement and other Loan Documents, whether pursuant to 11 U.S.C. Section 364 or otherwise or
(B) a "cramdown" of Lender's claims pursuant to 11 U.S.C. Section 1129(b) or (C) the impairment of Lender's claims, liens, rights under the Loan Agreement and other Loan Documents, or otherwise affect Lender's rights or any Collateral under its Loan Agreement and other Loan Documents.

                            SECTION 5. MISCELLANEOUS

         5.1 ACKNOWLEDGMENT OF VALIDITY AND ENFORCEABILITY OF LOAN DOCUMENTS. To the extent of any inconsistencies between the terms and provisions of this Forbearance and the terms and provisions of the Loan Agreement and other Loan Documents, this Forbearance shall govern. In all other respects, the Loan Agreement and other Loan Documents shall remain in full force and effect. The Credit Parties expressly acknowledge and agree that the Credit Agreement and other Loan Documents are valid and enforceable by Lender, and expressly confirm, ratify and reaffirm that the respective Loan Documents to which each are a



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party, secure the full amount of the Obligations of the Borrower under the
Credit Agreement and other Loan Documents, free and clear of all defenses, offsets and counterclaims of any kind or nature. Each of the Borrower and the Credit Parties hereby acknowledge that the Indebtedness Amount set forth in the recitals hereto represent an estimate of the Obligations owing by Borrower to Lender under the Credit Agreement and the other Loan Documents as of the date hereof, and each of the Borrower and Credit Parties further expressly acknowledge and agree that Lender has a valid, duly perfected and fully enforceable security interest in and lien against each item of Collateral. The Credit Parties agree that they shall not dispute the validity or enforceability of the Credit Agreement and other Loan Documents or any of their obligations thereunder, or the validity, priority, enforceability or extent of Lender's security interest in or lien against any item of Collateral.

         5.2 EXPENSES. Borrower shall reimburse Lender, upon its demand, for all fees, costs and expenses (including, but not limited to, reasonable attorneys' fees, costs and expenses) incurred by Lender in connection with this Forbearance including, but not limited to, such fees, costs and expenses incurred in connection with the negotiation, drafting, implementation, administration and enforcement of this Forbearance.

         5.3 CONDITIONS PRECEDENT. This Forbearance shall become effective and be deemed effective as of the date hereof, upon the occurrence of each of the following, to the satisfaction of Lender:

                  (a) This Forbearance shall have been duly executed and delivered by the Credit Parties; and

                  (b) Lender shall have received such other documents as Lender may request.

         5.4. AMENDMENTS. No amendment or modification of any provision of this Forbearance shall be effective without the written agreement of Lender, and no termination or waiver of any provision of this Forbearance, or consent to any departure by Credit Parties therefrom, shall in any event be effective without the written concurrence of Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         5.5 DEFAULT WAIVER. Lender's failure, at any time or times hereafter, to require strict performance by Credit Parties with any provision or term of this Forbearance shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of a current Default or any other Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any current Default or any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Credit Parties contained in this Forbearance, the Credit Agreement or any of



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the other Loan Documents, and no current Default or other Event of Default shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing and signed by Lender.

         5.6. SOLE BENEFIT OF PARTIES. This Forbearance is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person or entity shall have any right, benefit or interest under or because of the existence of this Forbearance.

         5.7 TIME OF THE ESSENCE. Time is of the essence with respect to this Forbearance.

         5.8 SECTION TITLES. The section titles contained in this Forbearance are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

         5.9 WAIVER BY LENDER. No course of dealing between Credit Parties and Lender and no delay or omission by Lender in exercising any right or remedy under this Forbearance or the other Loan Documents or with respect to any indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Lender are cumulative.

         5.10 SUCCESSORS AND ASSIGNS. Lender and Credit Parties shall include the successors or assigns of those parties, except that Credit Parties shall not have the right to assign their rights hereunder or any interest herein.

         5.11. FURTHER ASSURANCES. From time to time, Credit Parties shall take such action and execute and deliver to Lender such additional documents, instruments, certificates and agreements as Lender may reasonably request.

         5.12 SEVERABILITY. The provisions of this Forbearance are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Forbearance is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such provision or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

         5.13 ENTIRE AGREEMENT. This Forbearance constitutes the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions. This Forbearance shall constitute a Loan Document for all purposes.


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         5.14 APPLICABLE LAW. THIS FORBEARANCE AND THE TRANSACTIONS EVIDENCED
HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

         5.15 CONSENT TO JURISDICTION. CREDIT PARTIES AND LENDER AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THE LOAN DOCUMENTS MAY BE COMMENCED IN ANY COURT OF THE STATE OF NEW YORK FOR THE CITY AND COUNTY OF NEW YORK, OR IN THE DISTRICT COURT FOR THE CITY AND COUNTY OF NEW YORK, AND CREDIT PARTIES WAIVE PERSONAL SERVICE OF PROCESS AND AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO CREDIT PARTIES, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF NEW YORK OR THE UNITED STATES.

         5.16 JURY TRIAL WAIVER. CREDIT PARTIES AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRAIL BY JURY CREDIT PARTIES OR LENDER MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. CREDIT PARTIES REPRESENT AND WARRANT THAT NO REPRESENTATIVE OR AGENT OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. CREDIT PARTIES ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS FORBEARANCE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

         5.17 WAIVER OF BOND. CREDIT PARTIES WAIVE THE POSTING OF ANY BOND OTHERWISE REQUIRED OF LENDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF LENDER OR TO ENFORCE BY SPECIFIC PERFORMANCE, ANY TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, OR THIS FORBEARANCE.

         5.18 CONSULTATION WITH COUNSEL. CREDIT PARTIES REPRESENT TO LENDER THAT THEY HAVE DISCUSSED THIS FORBEARANCE WITH THEIR COUNSEL.

         5.19 COUNTERPARTS. This Forbearance may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Forbearance by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                [remainder of this page intentionally left blank]



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         IN WITNESS WHEREOF, the parties hereto have caused this Forbearance to be executed as of the date first set forth above, by their respective duly authorized officers.

BORROWER:                      VIASOURCE COMMUNICATIONS, INC.,
                               a New Jersey corporation

                               By: /s/ CRAIG A. RUSSEY
                                  ----------------------------------------------
                               Craig A. Russey, President

SUBSIDIARIES:                  VIASOURCE HOLDINGS, INC., a Delaware corporation

                               By: /s/ CRAIG A. RUSSEY
                                  ----------------------------------------------
                               Craig A. Russey, President

                               COMMUNICATIONS RESOURCES
                               INCORPORATED, a Delaware corporation


                               By: /s/ CRAIG A. RUSSEY
                                  ----------------------------------------------
                                    Craig A. Russey, President


                               TELECRAFTER ACQUISITION CORP.,
                               a Delaware corporation

                               By: /s/ CRAIG A. RUSSEY
                                  ----------------------------------------------
                                    Craig A. Russey, President


                               RTK CORPORATION, a New Jersey corporation


                               By: /s/ CRAIG A. RUSSEY
                                  ----------------------------------------------
                                    Craig A. Russey, President


                               QUEENS CABLE CONTRACTORS, INC.,
                               a Delaware corporation

                               By: /s/ CRAIG A. RUSSEY
                                  ----------------------------------------------
                                    Craig A. Russey, President


                               CRI OF CHERRY HILL, INC., a Delaware corporation

                               By: /s/ CRAIG A. RUSSEY
                                  ----------------------------------------------
                                    Craig A. Russey, President


                               PC NETWORK SOLUTIONS, INC.,
                               a Delaware corporation

                               By: /s/ CRAIG A. RUSSEY
                                  ----------------------------------------------
                                    Craig A. Russey, President


LENDER:                        GENERAL ELECTRIC CAPITAL CORPORATION

                               By:/s/ STEPHEN W. HIPP
                                  ----------------------------------------------
                                 Stephen W. Hipp, Authorized Signatory


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